UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

Equal Energy Ltd.

(Exact name of registrant as specified in its charter)

Alberta, Canada

(State or other jurisdiction of incorporation)

001-34759	98-0533758
(Commission File Number)	(IRS Employer Identification No.)

2600, 500 - 4th Avenue S.W.

Calgary, Alberta Canada T2P 2V6

(Address of principal executive offices and zip code)

(403) 263-0262
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 24, 2013, Equal Energy Ltd. ("Equal Energy") filed a lawsuit against Nawar Alsaadi, Adam Arthur Goldstein and certain unnamed shareholders of Equal Energy alleging violations of federal securities laws. Also on January 24, 2013, Equal Energy issued a press release announcing the lawsuit. The text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference. The text of the complaint is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Equal Energy Ltd. on January 24, 2013
99.2	Complaint filed by Equal Energy Ltd. in the United States District Court for the Southern District of New York on January 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2013

Equal Energy Ltd.

/s/ Dell Chapman
Name:	Dell Chapman
Title:	Chief Financial Officer